Exhibit 10.54

Jeffrey S. Smith
OUTBACK STEAKHOUSE®
Amendment To
Officer Employment Agreement

THIS AMENDMENT TO OFFICER EMPLOYMENT AGREEMENT (“Amendment”) is entered into by and among OUTBACK STEAKHOUSE OF FLORIDA, LLC, a Florida limited liability company formerly known as OUTBACK STEAKHOUSE OF FLORIDA, INC., a Florida corporation (the “Employer”) and JEFFREY S. SMITH (the “Employee”) to be effective for all purposes as of January 1, 2012.

WHEREAS, Employer employs Employee as President of the Employer pursuant to that certain Officer Employment Agreement dated effective January 23, 2008, as amended by that certain Amendment to Employment Agreement dated January 1, 2009 (collectively the “Employment Agreement”); and

WHEREAS, the parties hereto desire to enter into this Amendment in order to change the Employment Agreement to reflect that the Employee has been promoted to Executive Vice President and President of the Employer.

NOW, THEREFORE, intending to be legally bound, for good consideration, receipt of which is acknowledged, the parties hereby agree as follows:

1.Recitals. The parties acknowledge and agree that the above recitals are true and correct and incorporated herein by reference.

2.Change of Employee's Title. The parties acknowledge and agree that all references in the Employment Agreement to the Employee being employed as President of the Employer are hereby amended to state that the Employee is employed as Executive Vice President and President of the Employer effective January 1, 2012.

3.Ratification. All other terms of the Employment Agreement as amended hereby are hereby ratified and confirmed by each party.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as set forth above.

“EMPLOYEE”
/s/ Jeffrey S. Smith
JEFFREY S. SMITH

“EMPLOYER”

Attest:		OUTBACK STEAKHOUSE OF FLORIDA, LLC,
a Florida limited liability company

		By:	OSI RESTAURANT PARTNERS, LLC,
a Delaware limited liability company and its
managing member

By:	/s/ Kelly Lefferts		By:	/s/ Joseph J. Kadow
	Kelly Lefferts, Assistant Secretary			Joseph J. Kadow, Executive Vice President
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